Exhibit 10.5
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 8, 2012, and is made by and among ARMSTRONG COAL COMPANY, INC., a Delaware corporation, ARMSTRONG ENERGY, INC., a Delaware corporation (and formerly known as Armstrong Land Company, LLC and Armstrong Land Company, Inc.), WESTERN MINERAL DEVELOPMENT, LLC, a Delaware limited liability company, WESTERN DIAMOND LLC, a Nevada limited liability company, WESTERN LAND COMPANY, LLC, a Kentucky limited liability company, and ARMSTRONG RESOURCE PARTNERS, L.P., a Delaware limited partnership (and formerly known as Elk Creek, L.P.) (each a “Borrower” and collectively, the “Borrowers”), the GUARANTORS PARTY HERETO (individually a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 9, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of July 1, 2011, as amended by that certain Second Amendment to Credit Agreement, dated as of September 29, 2011, as amended by that certain Third Amendment to Credit Agreement, dated as of December 29, 2011 (collectively, the “Credit Agreement”);
     WHEREAS, the Loan Parties desire to amend the Credit Agreement to amend certain financial covenants and to make certain other changes in the Loan Documents as described herein;
     WHEREAS, to permit the foregoing transactions and to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Required Lenders agree to various amendments as set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided;
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:
     1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement.
     (a) Amended Definitions.
          (i) The definition of Consolidated EBITDA is hereby amended and restated as follows:
     “Consolidated EBITDA for any period of determination shall mean (i) the sum of net income, depreciation, depletion, amortization, minority interest, other non-recurring, non-cash charges to net income, interest expense, non-cash loss on derivative items (SFAS No. 133 and its successors) and income tax expense minus (ii) non-cash gains on derivative items (SFAS No. 133 and its successors) and non-recurring, non-cash credits to net income, in each case of the Loan Parties and their Subsidiaries for such period determined and consolidated in accordance with GAAP plus (iii) transaction fees and expenses paid in connection with the closing of the transactions contemplated by this Agreement and Permitted Acquisitions, in an aggregate amount not to exceed $5,000,000 plus (iv) non-cash compensation expenses related to the common stock and other equity securities issued to employees, directors or consultants; provided, however, that for the purposes of this definition, with respect to a business acquired by the Loan Parties pursuant to a Permitted Acquisition, Consolidated EBITDA shall be calculated on a pro forma basis, using historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period, and provided, further, that for the purposes of this definition, with respect to a business or assets conveyed or disposed of by the Loan Parties pursuant to Section 8.2.7 [Dispositions of Assets or Subsidiaries] or pursuant to a Permitted Joint Venture, Consolidated EBITDA shall be calculated as if such disposition or conveyance had been consummated at the beginning of such period. For purposes of determining Consolidated EBITDA, items related to Permitted Joint Ventures shall be excluded, except that cash dividends paid by any Permitted Joint Venture to the Borrowers or a wholly-owned Subsidiary of the Borrowers shall be included in Consolidated EBITDA.”
          (ii) Clause (ix) of the definition of Permitted Liens is hereby amended by replacing the phrase “$35,000,000” with the phrase “$45,000,000”.
     (b) Deleted Definitions. The following definitions are hereby deleted:
“Fixed Charge Coverage Ratio”

“Elk Creek Equity Offering”
     (c) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:
     “AR Equity Offering shall mean the issuance of equity out of Armstrong Resource Partners, L.P. pursuant to a private placement(s) and/or public offering(s), as permitted by the First Amendment and Second Amendment.”

     “Consolidated Interest Expense means, with reference to any period, the cash interest expense of the Loan Parties calculated on a consolidated basis for such period.”
     “Fourth Amendment shall mean that certain Fourth Amendment to this Agreement dated as of the Fourth Amendment Effective Date.”
     “Fourth Amendment Effective Date shall mean February 8, 2012.”
     “Interest Coverage Ratio shall mean the ratio of (a) Consolidated EBIT to (b) Consolidated Interest Expense.”
     (d) Section 6.2. Section 6.2 [Updates to Schedules] of the Credit Agreement is hereby amended by replacing the phrase “Schedules 6.1.1, 6.1.2 and 6.1.12” with the phrase “ Schedules 1.1(R), 6.1.1, 6.1.2 and 6.1.12”.
     (e) Section 8.2.14. Section 8.2.14 [Minimum Fixed Charge Coverage Ratio] of the Credit Agreement is hereby deleted and the following new Section 8.2.14 [Minimum Interest Coverage Ratio]:
     “8.2.14 Interest Coverage Ratio. The Loan Parties shall not permit the Interest Coverage Ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, all calculated for the Loan Parties on a consolidated basis, to be less than the ratio set forth below for the periods specified below:

Fiscal Quarter Ending	Minimum Ratio
March 31, 2013	2.75 to 1.00
June 30, 2013	3.25 to 1.00
September 30, 2013	3.50 to 1.00
December 31, 2013 and each fiscal quarter thereafter	4.00 to 1.00

*	Notwithstanding the above, the minimum permitted Interest Coverage Ratio shall be increased by 0.25 for every $10,000,000 of Net Cash Proceeds received from AE Equity Offerings and AR Equity Offerings made after the Fourth Amendment Effective Date but in no event will such Interest Coverage Ratio be increased to more than 3.50 to 1.00 until the fiscal quarter ending December 31, 2013.”

     (f) Section 8.2.15. Effective as of December 31, 2011, Section 8.2.15 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated as follows:
     “8.2.15 Maximum Leverage Ratio. The Loan Parties shall not at any time permit the Leverage Ratio of the Loan Parties to exceed the ratio set forth below for the periods specified below:

Fiscal Quarter Ending	Maximum Ratio
December 31, 2011 through September 30, 2012	4.25 to 1.00
December 31, 2012	3.50 to 1.00
March 31, 2013	3.00 to 1.00
June 30, 2013 and each fiscal quarter thereafter	2.50 to 1.00

*	Notwithstanding the above, the maximum permitted Leverage Ratio shall be reduced by 0.25 for every $10,000,000 of Net Cash Proceeds received from AE Equity Offerings and AR Equity Offerings made after the Fourth Amendment Effective Date but in no event will such Leverage Ratio be reduced to less than 3.00 to 1.00 until the fiscal quarter ending June 30, 2013.”
     (g) Section 8.2.16. Section 8.2.16 [Minimum Consolidated EBITDA] of the Credit Agreement is hereby amended and restated as follows:
     “The Loan Parties shall not at any time permit Consolidated EBITDA of the Loan Parties to be less than the following amounts during the following periods:

Period	Minimum Amount
March 31, 2012 for the fiscal quarter then ending	$7,500,000
June 30, 2012 for the two fiscal quarters then ending	$17,500,000
September 30, 2012 for the three fiscal quarters then ending	$27,500,000
December 31, 2012 for the four fiscal quarters then ending	$40,000,000	”
     (h) Name Change. Each and every reference to “Elk Creek Equity Offerings” in the Credit Agreement or any Loan Document shall be changed to “AR Equity Offerings” in the Credit Agreement and each of the other such Loan Documents.
     (i) Schedules. Effective as of December 29, 2011, Schedule 1.1(P) [Permitted Liens] is hereby amended and restated in its entirety by the new Schedule 1.1(P) [Permitted Liens]

substantially in the form of Exhibit A attached hereto to include certain Royalty Agreements entered into in connection with the Peabody Reserve Acquisition.
     (j) Exhibits. Effective as of December 31, 2011, Exhibit 8.3.3 [Quarterly Compliance Certificate] is hereby amended and restated in its entirety by the new Exhibit 8.3.3 [Quarterly Compliance Certificate] substantially in the form of Exhibit B attached hereto.
     3. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:
     (a) Execution and Delivery of this Amendment. The Borrowers, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.
     (b) Officer’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an Authorized Officer certifying that (w) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, (x) the Loan Parties are in compliance with each of the covenants and conditions hereunder, and (y) no Event of Default or Potential Default exists.
     (c) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or Authorized Officer of each Loan Party, certifying as appropriate as to:
     (i) all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;
     (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
     (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Loan Party in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.

     (d) Opinions of Counsel. There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of counsel for the Loan Parties, dated the Fourth Amendment Effective Date, and in form and substance satisfactory to the Administrative Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Administrative Agent may reasonably request.
     (e) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Administrative Agent and the Lenders that by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment and the transactions contemplated herein:
     (i) no Material Adverse Change shall have occurred with respect to the Borrowers or any of the Loan Parties since the Closing Date of the Credit Agreement;
     (ii) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrowers or Guarantors as a result of any of the transactions contemplated herein; and
     (iii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.
     (f) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.
     (g) Fees. The Borrowers shall have paid to the Administrative Agent for itself and for the account of the Lenders (i) all fees as required hereunder, including a fee to each Lender that executes this Amendment before Fourth Amendment Effective Date (or such later date as the Administrative Agent and Borrowers consent to) equal to twenty-five (25) basis points of such Lender’s Commitment and (ii) all other fees, costs and expenses payable to the Administrative Agent or any Lender or for which the Administrative Agent or any Lender is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.
     4. Miscellaneous.
     (a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Amendment.
     (b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

     (c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.
     (d) Incorporation into Credit Agreement. This Amendment (including all Schedules and Exhibits) shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
     (e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.
     (f) Payment of Fees and Expenses. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, any mortgage recording fees and mortgage or recording taxes, and all other documents or instruments to be delivered in connection herewith.
     (g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fourth Amendment as of the day and year first above written.

REVOLVER AND TERM BORROWER:

ARMSTRONG COAL COMPANY, INC.

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President

REVOLVER BORROWER AND TERM GUARANTOR:

ARMSTRONG ENERGY, INC.

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President and Chief Financial Officer

TERM BORROWERS AND REVOLVER GUARANTORS

WESTERN MINERAL DEVELOPMENT, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

WESTERN DIAMOND LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	Manager

WESTERN LAND COMPANY, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	Manager

ARMSTRONG RESOURCE PARTNERS, L.P.

By: ELK CREEK GP, LLC, as General Partner

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President and Chief Financial Officer

REVOLVER AND TERM GUARANTORS:

ARMSTRONG ENERGY HOLDINGS, INC.

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

ELK CREEK GP, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President and Chief Financial Officer

ELK CREEK OPERATING GP, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President and Chief Financial Officer

ELK CREEK OPERATING, L.P.

By: Elk Creek Operating GP, LLC, as General Partner

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	President and Chief Financial Officer

CERALVO HOLDINGS, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	Manager

ARMSTRONG AIR, LLC

By:	/s/ Martin D. Wilson

Name:	Martin D. Wilson
Title:	Manager and President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ Richard C. Munsick

Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ronald M. Calhoun

Name:	Ronald M. Calhoun

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A.

By:	/s/ Yangling Joanne Si

Name:	Yangling Joanne Si

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban

Name:	Stephen J. Orban

Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK

By:	/s/ Kathryn M. Mayfield

Name:	Kathryn M. Mayfield

Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ W. Christopher Kohler

Name:	W. Christopher Kohler

Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Vice President

EXHIBIT A

Schedule
l.l(P) Permitted
Liens
1. Overriding Royalty Agreements
     a. Overriding Royalty Agreement in favor of David R. Cobb dated November 22, 2006, a short form of which is of record in Deed Book 529, Page 692 in the Office of the Clerk of Muhlenberg County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding Royalty Agreement, dated December 3, 2008, in Deed Book 540, page 576, in the Office of the Clerk of Muhlenberg County, Kentucky.
     b. Overriding Royalty Agreement in favor of Kenneth E. Allen dated July 27, 2007, a short form of which is of record in Deed Book 529, Page 686 in the Office of the Clerk of Muhlenberg County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding Royalty Agreement, dated December 3, 2008, in Deed Book 540, page 571, in the Office of the Clerk of Muhlenberg County, Kentucky.
     c. Overriding Royalty Agreement in favor of Western Kentucky Royalty Trust dated July 25, 2008, a memorandum of which is of record in Deed Book 95, Page 684 in the Office of the Clerk of Muhlenberg County, Kentucky.
     d. Overriding Royalty Agreement in favor of Western Kentucky Royalty Trust dated July 25, 2008, a memorandum of which is of record in Deed Book 539, Page 105 in the Office of the Clerk of Muhlenberg County, Kentucky.
     e. Overriding Royalty Agreement in favor of Western Kentucky Royalty Trust dated July 25, 2008, a memorandum of which is of record in Deed Book 541, Page 634 in the Office of the Clerk of Muhlenberg County, Kentucky.
     f. Overriding Royally Agreement by Armstrong Coal Company, Inc. in favor of David R. Cobb dated November 22, 2006, a short form of which is of record in Deed Book 369, Page 284 in the Office of the Clerk of Ohio County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding Royalty Agreement, dated December 3, 2008, in Deed Book 377, page 87, in the Office of the Clerk of Ohio County, Kentucky.
     g. Overriding Royalty Agreement by Armstrong Mining, Inc. in favor of David R. Cobb dated November 22, 2006, a short form of which is of record in Deed Book 369, Page 290 in the Office of the Clerk of Ohio County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding Royalty Agreement, dated December 3, 2008, in Deed Book 377, page 87, in the Office of the Clerk of Ohio County, Kentucky.
     h. Overriding Royalty Agreement by Armstrong Coal Company, Inc. in favor of Kenneth E. Allen dated February 9, 2007, a short form of which is of record in Deed Book 369, Page 296 in the Office of the Clerk of Ohio County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding

Royalty Agreement, dated December 3, 2008, in Deed Book 377, page 94, in the Office of the Clerk of Ohio County, Kentucky.
     i. Overriding Royalty Agreement by Armstrong Mining, Inc. in favor of Kenneth E. Allen dated February 9, 2007, a short form of which is of record in Deed Book 369, Page 302 in the Office of the Clerk of Ohio County, Kentucky, as amended and restated pursuant to Amended Overriding Royalty Agreement, a short form of which is of record as Amended and Restated Short Form Overriding Royalty Agreement, dated December 3, 2008, in Deed Book 377, page 94, in the Office of the Clerk of Ohio County, Kentucky.
     j. Overriding Royalty Agreement in favor of Western Kentucky Royalty Trust dated July 25, 2008, a memorandum of which is of record in Deed Book 375, Page 705 in the Office of the Clerk of Ohio County, Kentucky.
     k. Overriding Royalty Agreement by Ceralvo Holdings, LLC and Ceralvo Resources, LLC in favor of Western Kentucky Royalty Trust dated July 25, 2008, a memorandum of which is of record in Deed Book 375, Page 714 in the Office of the Clerk of Ohio County, Kentucky.
     1. Overriding Royalty Agreement by Armstrong Coal Company, Inc. in favor of Midwest Coal Reserves of Kentucky, LLC dated December 29, 2011, record notice of which is made pursuant to that certain Corporation Special Warranty Deed dated December 29, 2011, of record in Deed Book 347, Page 354-374 in the Office of the Clerk of Union County, Kentucky.
     m. Overriding Royalty Agreement by Armstrong Coal Company, Inc. in favor of Cyprus Creek Land Resources, LLC dated December 29, 2011, a memorandum of which is of record in Deed Book 556, Page 442, in the Office of the Clerk of Muhlenberg County, Kentucky.
2. Vendor Liens:
a. Vendor’s Lien in the amount of $75,000.00 retained by Daniel Bell and Melissa Bell (husband and wife) in deed dated July 8, 2010 to Armstrong Coal Company, Inc., a Delaware corporation, of record in Deed Book 385, Page 57 in the Office of the Clerk of Ohio County, Kentucky.
b. Vendor’s Lien in the amount of $716,250.00 retained by Kenneth H. Brown and Cynthia S. Brown (husband and wife) in deed dated October 8, 2010 to Armstrong Coal Company, Inc., a Delaware corporation, of record in Deed Book 386, Page 282 in the Office aforesaid.
c. Vendor’s Lien in the amount of $266,666.50 retained by Kathy Ann Shelton and William Todd Shelton (wife and husband) in deed dated December 16, 2010 to Armstrong Coal Company, Inc., a Delaware corporation, of record in Deed Book 387, Page 162 in the Office aforesaid.
d. Vendor’s Lien in the amount of $266,666.50 retained by Richard Lee Brown and Doris A. Brown (husband and wife) in deed dated December 16, 2010 to Armstrong Coal Company, Inc., a Delaware corporation, of record in Deed Book 387, Page 167 in the Office aforesaid.
3. Mortgage in the principal amount of $561,000.00, from Armstrong Coal Company, Inc., a Delaware corporation, to Anna Laura Dortch, dated as of October 13, 2010, recorded in Mortgage Book 448, Page 764 in the Office of the Clerk of Ohio County, Kentucky.

4. The following Equipment Leases to Armstrong Coal Company, Inc.

		Lease	Lease
Lessor/	Serial	Beginning	Term
Equipment Model / Description	Number	Date	(Months)
Atlas Copco
DML/LP Drill	9034	4/1/2010	49

Catepillar Financial
CAT D9T Track Type Tractor	RJS00943	4/11/2008	84
CAT D10T (Rip) Dozer	RJG01276	4/25/2008	84
CAT 992G Wheel Loader	AZX00820	5/9/2008	84
CAT 992G Wheel	AZX00821	5/9/2008	84
CAT D9T Track Type Tractor	RJS01157	9/19/2008	84
CAT D9T Track Type Tractor	RJS01195	9/19/2008	84
CAT D9T Track Type Tractor	RJS01227	10/24/2008	84

Deere Credit
Hitachi EX2500LD Shovel	FF018LQ001033	5/25/2008	72
Hitachi Z850LCS3 Excavator	FF01JDQ020567	4/25/2008	72

Komatsu Financial
Komatsu D475A-5EO Dozer	30020	9/25/2007	60
Komatsu D65WX-15EO Dozer	69083	7/1/2008	42
Komatsu D65PX-15EO Dozer	71043	8/1/2008	42
Komatsu D65PX-15EO Dozer	70985	8/1/2008	42
Komatsu PC220LC-8 Excavator	A88694	8/1/2008	60
Komatsu PC1250SP-8 Excavator	30121	11/1/2008	60
Komatsu HD785-7 Rigid Haul Truck	A10021	12/1/2008	60
Komatsu WA800-3E0 Front End Loader	70025	5/1/2009	60
Komatsu HD785-7 Rock Truck	7922	5/1/2009	60
Komatsu WA500-6 Wheel Loader	A92671	6/20/2009	60
Komatsu WA900-3E0 Wheel Loader	60073	6/15/2009	60
Komatsu PC1250LC-8 Excavator	30146	7/15/2009	60
Komatsu D375A-6 Dozer	60026	10/1/2010	84

Volvo Financial Services
Volvo G990 Grader	40796	3/9/2008	60
Volvo G990 Grader	40981	3/9/2008	60

5.	Financing statements as shown on CT Corporation System Search report dated 1/4/11.

EXHIBIT B

EXHIBIT 8.3.3
QUARTERLY COMPLIANCE CERTIFICATE
     This certificate is delivered pursuant to Section 8.3.3 of that certain Credit Agreement dated as of February 9, 2011 (the “Credit Agreement”) by and among ARMSTRONG COAL COMPANY, INC., a Delaware corporation, ARMSTRONG ENERGY, INC., a Delaware limited liability company, WESTERN MINERAL DEVELOPMENT, LLC, a Delaware limited liability company, WESTERN DIAMOND LLC, a Nevada limited liability company, WESTERN LAND COMPANY, LLC, a Kentucky limited liability company, and ARM STRONG RESOURCE PARTNERS, L.P., a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto (the “Lenders”), the Guarantors party thereto (the “Guarantors”) and PNC Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.
     The undersigned officer, _______, the _____ [Chief Executive Officer, President, Chief Financial Officer, Manager or Controller] of the Borrowers, in such capacity does hereby certify on behalf of the Borrower as of the quarter/year ended ______, 20 ___(the “Report Date”), as follows:
(1)	Interest Coverage Ratio (Section 8.2.14). As of the Report Date (and commencing as of the fiscal quarter ending March 31, 2013), the Interest Coverage Ratio of the Loan Parties and their Subsidiaries is [(insert ratio from Item (1)(C) below)], which ratio is not less than [(insert applicable ratio from Table 1 below)]..

The Interest Coverage Ratio shall be computed as follows:
(A)	Consolidated EBIT to Consolidated Interest Expense of the Loan Parties and their Subsidiaries, as of the Report Date for the four fiscal quarters then ended, calculated and consolidated in accordance with GAAP as follows:
(i)	Consolidated EBIT, calculated as follows:

(a) net income	$

(b) minority interest	$

(c) other non-recurring, non-cash charges to net income	$

(d) interest expense	$

(e) non-cash loss on derivative items (SFAS No. 133 and its successors)	$

(f) income tax expense	$

PNC Bank, National Association, Agent

(g) the sum of Items (l)(A)(i)(a) through (l)(A)(i)(f)	$

(h) non-cash gains on derivative items (SFAS No. 133 and its successors)	$

(i) non-recurring, non-cash credits to net income	$

(j) the sum of Items (l)(A)(i)(h) and (l)(A)(i)(i)	$

(k) transaction fees and expenses paid in connection with the closing of the transactions contemplated by this Agreement and Permitted Acquisitions, in an aggregate amount not to exceed $5,000,000	$

(1) non-cash compensation expenses related to the common stock and other equity securities issued to employees, directors or consultants	$

(m) Consolidated EBIT related to Permitted Acquisitions calculated on a pro forma basis, using historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period
$

(n) Consolidated EBIT for any business or assets liquidated, sold or disposed of by the Loan Parties pursuant to Section 8.2.6 or Section 8.2.7 of the Credit Agreement, calculated on a pro forma basis, using historical numbers, in accordance with GAAP, as if such liquidation, sale or disposition had been consummated at the beginning of such period
$

(o) pro-forma Consolidated EBIT related to Permitted Joint Ventures	$

(p) cash dividends paid by any Permitted Joint Venture to any Loan Party	$

(q) the sum of Items (1)(A)(i)(g), (1)(A)(i)(k), (l)(A)(i)(l), (l)(A)(i)(m) and (1)(A)(i)(p) minus Items (l)(A)(i)(j), (1)(A)(i)(n) and (l)(A)(i)(o) equals Consolidated EBIT	$

(B) Consolidated Interest Expense	$

PNC Bank, National Association, Agent

(C) Item (l)(A)(q) divided by Item (1)(B) equals the Interest Coverage Ratio for the four fiscal quarters then ended.	____ to 1.00
TABLE 1
INTEREST COVERAGE RATIO

Fiscal Quarter Ending	Minimum Ratio
March 31, 2013	2.75 to 1.00
June 30, 2013	3.25 to 1.00
September 30, 2013	3.50 to 1.00
December 31, 2013 and each fiscal quarter thereafter	4.00 to 1.00
*Notwithstanding the above, the minimum permitted Interest Coverage Ratio shall be increased by 0.25 for every $10,000,000 of Net Cash Proceeds received from AE Equity Offerings and AR Equity Offerings but in no event will such Interest Coverage Ratio be increased to more than 3.50 to 1.00 until the fiscal quarter ending December 31, 2013.
(2)	Maximum Leverage Ratio (Section 8.2.15). As of the Report Date, the Leverage Ratio of the Loan Parties and their Subsidiaries is _____________ [(insert ratio from Item (2)(C) below)], which ratio is not greater than ______ [(insert applicable ratio from Table 2 below)].

The Leverage Ratio shall be computed as follows:

(A)	Consolidated Funded Debt of the Loan Parties and their Subsidiaries, as of the Report Date calculated and consolidated in accordance with GAAP as follows:
	(i)	Indebtedness representing borrowed money, including both the current and long-term portion thereof:	$

	(ii)	capitalized lease obligations	$

	(iii)	contingent and guaranty obligations with respect to Items (2)(A)(i)
		and (2)(A)(ii)	$

PNC Bank, National Association, Agent

	(iv)	Consolidated Funded Debt equals the sum of Items (2)(A)(i) through (2)(A)(iii)	$

(B)	Consolidated EBITDA of the Loan Parties and their Subsidiaries, as of the Report Date for the four fiscal quarters then ended, calculated and consolidated in accordance with GAAP as follows
	(i)	net income	$

	(ii)	depreciation	$

	(iii)	depletion	$

	(iv)	amortization	$

	(v)	minority interest	$

	(vi)	other non-recurring, non-cash charges to net income	$

	(vii)	interest expense	$

	(viii)	non-cash loss on derivative items (SFAS No. 133 and its successors)	$

	(ix)	income tax expense	$

	(x)	the sum of Items (l)(A)(i) through (l)(A)(ix)	$

	(xi)	non-cash gains on derivative items (SFAS No. 133 and its successors)	$

	(xii)	non-recurring, non-cash credits to net income	$

	(xiii)	the sum of Items (l)(A)(xi) and (l)(A)(xii)	$

	(xiv)	transaction fees and expenses paid in connection with the closing of the transactions contemplated by this Agreement and Permitted Acquisitions, in an aggregate amount not to exceed $5,000,000	$

	(xv)	non-cash compensation expenses related to the common stock and other equity securities issued to employees, directors or consultants	$

PNC Bank, National Association, Agent

	(xvi)	Consolidated EBITDA related to Permitted Acquisitions calculated on a pro forma basis, using historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period	$

	(xvii)	Consolidated EBITDA for any business or assets liquidated, sold or disposed of by the Loan Parties pursuant to Section 8.2.6 or Section 8.2.7 of the Credit Agreement, calculated on a pro forma basis, using historical numbers, in accordance with GAAP, as if such liquidation, sale or disposition had been consummated at the beginning of such period	$

	(xviii)	pro-forma Consolidated EBITDA related to Permitted Joint Ventures	$

	(xix)	cash dividends paid by any Permitted Joint Venture to any Loan Party	$

	(xx)	the sum of Items (l)(A)(x), (l)(A)(xiv), (l)(A)(xv), (l)(A)(xvi) and (l)(A)(xix) minus Items (l)(A)(xiii), (l)(A)(xvii) and (l)(A)(xviii) equals Consolidated EBITDA	$

(C)	Item (2)(A)(iv) divided by Item (2)(B)(xx) equals the Leverage Ratio for the four fiscal quarters then ended		_____to 1.00
TABLE 2
MAXIMUM LEVERAGE RATIO

Fiscal Quarter Ending	Maximum Ratio
December 31, 2011 through September 30, 2012	4.25 to 1.00
December 31, 2012	3.50 to 1.00
March 31, 2013	3.00 to 1.00
June 30, 2013 and each fiscal quarter thereafter	2.50 to 1.00
*Notwithstanding the above, the maximum permitted Leverage Ratio shall be reduced by 0.25 for every $10,000,000 of Net Cash Proceeds received from AE Equity Offerings and AR Equity Offerings but in no event will such Leverage Ratio be reduced to less than 3.00 to 1.00 until the fiscal quarter ending June 30, 2013.

PNC Bank, National Association, Agent

(3)	Minimum Consolidated EBITDA (Section 8.2.16). As of the Report Date, the Consolidated EBITDA of the Loan Parties and their Subsidiaries is $ ___________, [(insert amount from Item (2)(B)(xx) above)] which amount is greater than or equal to $ __________ [(insert applicable amount from Table 3)].
TABLE 3
MINIMUM CONSOLIDATED EBITDA

Period	Minimum Amount
March 31, 2012 for the fiscal quarter then ending	$7,500,000
June 30, 2012 for the two fiscal quarters then ending	$17,500,000
September 30, 2012 for the three fiscal quarters then ending	$27,500,000
December 31, 2013 for the four fiscal quarters then ending	$40,000,000
(4)	Capital Expenditures and Leases (Section 8.2.17). As of the Report Date, the Loan Parties and their Subsidiaries (other than any Permitted Joint Ventures) have made payments with respect to capital expenditures and capitalized leases during the applicable fiscal year in the aggregate amount of $ ___________, which amount is less than or equal to $ $50,000,000 for each fiscal year.
(5)	Survant Joint Venture (Section 8.2.4). As of the Report Date, the Loan Parties and their Subsidiaries have made loans, investments, advances and/or contributions of assets to the Survant Joint Venture (other than those set forth on Schedule 8.2.4) in the aggregate amount of $ ____________, which amount is less than or equal to $35,000,000 and at the time of such loans, investments, advances and/or contributions, the Revolver Borrowers had the ability to borrower additional Revolving Credit Loans of note less than $15,000,000.
(6)	Representations, Warranties and Covenants. The representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this certificate with the same effect as though such representations and warranties had been made on the date hereof (except representations and warranties which expressly relate solely to an earlier date or time), and the Borrowers have performed and complied with all covenants and conditions of the Credit Agreement.
(7)	Event of Default or Potential Default. No Event of Default or Potential Default exists as of the date hereof.

SIGNATURE PAGE 1 OF 1 TO
QUARTERLY COMPLIANCE CERTIFICATE
     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _______ day of ___________, 20 _______.

ARMSTRONG COAL COMPANY, INC.
By:
Name:
Title:

ARMSTRONG ENERGY, INC.
By:
Name:
Title:
WESTERN MINERAL DEVELOPMENT, LLC
By:

By:
Name:
Title:

WESTERN DIAMOND LLC
By:

By:
Name:
Title:

SIGNATURE PAGE 2 OF 2 TO
QUARTERLY COMPLIANCE CERTIFICATE

WESTERN LAND COMPANY, LLC

By:

By:
Name:
Title:

ARMSTRONG RESOURCE PARTNERS, L.P.
By:

By:
Name:
Title: